                                                                  EXHIBIT G(vii)

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                            Non-Mandatory Depositories
Argentina           Citibank, N.A.                          --


Australia           Westpac Banking Corporation             --


Austria             Erste Bank der Oesterreichischen        --
                    Sparkassen AG


Bahrain             HSBC Bank Middle East                   --
                    (as delegate of The Hongkong and
                    Shanghai Banking Corporation Limited)


Bangladesh          Standard Chartered Bank                 --


Belgium             Fortis Bank NV/as.                      --


Bermuda             The Bank of Bermuda Limited             --


Bolivia             Citibank, N.A.                          --


Botswana            Barclays Bank of Botswana Limited       --


Brazil              Citibank, N.A.                          --


Bulgaria            ING Bank N.V.                           --


Canada              State Street Trust Company Canada       --


Chile               Citibank, N.A.                          --

People's Republic   The Hongkong and Shanghai               --
of China            Banking Corporation Limited,
                    Shanghai and Shenzhen branches


Colombia            Cititrust Colombia S.A.                 --
                    Sociedad Fiduciaria

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                            Non-Mandatory Depositories
Costa Rica          Banco BCT S.A.                          --


Croatia             Privredna Banka Zagreb d.d.             --


Cyprus              The Cyprus Popular Bank Ltd.            --


Czech Republic       eskoslovenska Obchodni                 --
                    Banka, A.S.


Denmark             Den Danske Bank                         --


Ecuador             Citibank, N.A.                          --


Egypt               Egyptian British Bank                   --
                    (as delegate of The Hongkong
                    and Shanghai Banking Corporation
                    Limited)


Estonia             Hansabank                               --


Finland             Merita Bank Plc.                        --


France              Paribas, S.A.                           --


Germany             Dresdner Bank AG                        --


Ghana               Barclays Bank of Ghana Limited          --


Greece              National Bank of Greece S.A.            Bank of Greece,
                                                            System for Monitoring Transactions in
                                                            Securities in Book-Entry Form


Hong Kong           Standard Chartered Bank                 --


Hungary             Citibank Rt.                            --

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                            Non-Mandatory Depositories
Iceland             Icebank Ltd.


India               Deutsche Bank A.G.                      --

                    The Hongkong and Shanghai
                    Banking Corporation Limited

Indonesia           Standard Chartered Bank                 --


Ireland             Bank of Ireland                         --


Israel              Bank Hapoalim B.M.                      --


Italy               Paribas, S.A.                           --


Ivory Coast         Societe Generale de Banques             --
                    en Cote d'Ivoire


Jamaica             Scotiabank Jamaica Trust and Merchant   --
                    Bank Limited


Japan               The Fuji Bank, Limited                  Japan Securities Depository
                                                            Center (JASDEC)
                    The Sumitomo Bank, Limited


Jordan              HSBC Bank Middle East                   --
                    (as delegate of The Hongkong and
                    Shanghai Banking Corporation Limited)


Kenya               Barclays Bank of Kenya Limited          --


Republic of Korea   The Hongkong and Shanghai Banking
                    Corporation Limited


Latvia              A/s Hansabank                           --

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                            Non-Mandatory Depositories
Lebanon             HSBC Bank Middle East
                    (as delegate of The Hongkong and
                    Shanghai Banking Corporation Limited)


Lithuania           Vilniaus Bankas AB                      --


Malaysia            Standard Chartered Bank                 --
                    Malaysia Berhad


Mauritius           The Hongkong and Shanghai               --
                    Banking Corporation Limited


Mexico              Citibank Mexico, S.A.                   --


Morocco             Banque Commerciale du Maroc             --


Namibia             (via) Standard Bank of South Africa     -


The Netherlands     MeesPierson N.V.                        --


New Zealand         ANZ Banking Group                       --
                    (New Zealand) Limited


Norway              Christiania Bank og                     --
                    Kreditkasse ASA


Oman                HSBC Bank Middle East                   --
                    (as delegate of The Hongkong and
                    Shanghai Banking Corporation Limited)


Pakistan            Deutsche Bank A.G.                      --

Palestine           HSBC Bank Middle East                   --
                    (as delegate of The Hongkong and
                    Shanghai Banking Corporation Limited)


Peru                Citibank, N.A.                          --

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                                 Non-Mandatory Depositories
Philippines         Standard Chartered Bank                      --


Poland              Citibank (Poland) S.A.                       --


Portugal            Banco Comercial Portugues                    --


Qatar               HSBC Bank Middle East                        --


Romania             ING Bank N.V.                                --


Russia              Credit Suisse First Boston AO, Moscow        --
                    (as delegate of Credit Suisse
                    First Boston, Zurich)


Singapore           The Development Bank                         --
                    of Singapore Limited


Slovak Republic     Ceskoslovenska Obchodni Banka, A.S.          --


Slovenia            Bank Austria Creditanstalt d.d. Ljubljana    --


South Africa        Standard Bank of South Africa Limited        --


Spain               Banco Santander Central Hispano, S.A.        --


Sri Lanka           The Hongkong and Shanghai                    --
                    Banking Corporation Limited


Swaziland           Standard Bank Swaziland Limited              --


Sweden              Skandinaviska Enskilda Banken                --


Switzerland         UBS AG                                       --

                                 STATE STREET                         SCHEDULE A
                            GLOBAL CUSTODY NETWORK
                 SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


Country             Subcustodian                            Non-Mandatory Depositories
Taiwan - R.O.C.     Central Trust of China                  --


Thailand            Standard Chartered Bank                 --


Trinidad & Tobago   Republic Bank Limited                   --


Tunisia             Banque Internationale Arabe de Tunisie  --


Turkey              Citibank, N.A.                          --


Ukraine             ING Bank Ukraine                        --

United Kingdom      State Street Bank and Trust Company,    --
                    London Branch


Uruguay             BankBoston N.A.                         --


Venezuela           Citibank, N.A.                          --

Vietnam             The Hongkong and Shanghai               --
                    Banking Corporation Limited

Zambia              Barclays Bank of Zambia Limited         --


Zimbabwe            Barclays Bank of Zimbabwe Limited       --


Euroclear (The Euroclear System)/State Street London Limited

Cedelbank S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)